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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 15, 2008
                                                         -----------------


                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                             54-1873112
------------------------                                   ----------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia             20191
-----------------------------------------------------             -----
(Address of Principal Executive Offices)                        (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
              ----------------------------------------------

         On December 15, 2008, Greater Atlantic Financial Corp. ("Greater Atlantic"), Summit Financial Group, Inc. ("Summit Financial") and SFG, II, Inc., a wholly-owned subsidiary of Summit Financial, entered into a Mutual Termination Agreement providing for the termination of the Agreement and Plan of Reorganization that the parties executed as of June 9, 2008. A copy of the Mutual Termination Agreement and a copy of Greater Atlantic's press release dated December 16, 2008, are filed as exhibits hereto and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (d)  Exhibits.

              The following Exhibits are attached as part of this report:

              2.1      Mutual Termination Agreement dated December 15, 2008

              99.1     Press Release dated December 16, 2008







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREATER ATLANTIC FINANCIAL CORP.


Date: December 16, 2008               By: /s/ Carroll E. Amos
                                          --------------------------------------
                                          Carroll E. Amos
                                          President and Chief Executive Officer


Date: December 16, 2008               By: /s/ David E. Ritter
                                          --------------------------------------
                                          David E. Ritter
                                          Senior Vice President and Chief
                                           Financial Officer